Exhibit 25


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1


                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                      TRUSTEE PURSUANT TO SECTION 305(b)(2)

                                -----------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


             NEW YORK                                13-5160382
  (Jurisdiction of incorporation                  (I.R.S. Employer
    if not a U.S. national bank)                 Identification No.)

         ONE WALL STREET
        NEW YORK, NEW YORK                             10286
      (Address of principal                          (Zip code)
       executive offices)
                                -----------------



                                    TXU CORP.
               (Exact name of obligor as specified in its charter)


              TEXAS                                  75-2669310
  (State or other jurisdiction                    (I.R.S. Employer
of incorporation or organization)                Identification No.)


         ENERGY PLAZA
       1601 BRYAN STREET
         DALLAS, TEXAS                               75201-3411
     (Address of principal                           (Zip code)
       executive offices)

                                -----------------

           4.80% EXCHANGE SERIES O SENIOR NOTES DUE NOVEMBER 15, 2009 5.55% EXCHANGE SERIES P SENIOR NOTES DUE NOVEMBER 15, 2014 6.50% EXCHANGE SERIES Q SENIOR NOTES DUE NOVEMBER 15, 2024 6.55% EXCHANGE SERIES R SENIOR NOTES DUE NOVEMBER 15, 2034
                       (Title of the indenture securities)

ITEM 1.  GENERAL INFORMATION.

         Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the           2 Rector Street, New York, N.Y. 10006
  State of New York                        and Albany, N.Y. 12203
Federal Reserve Bank of New York         33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation    550 17th Street, N.W., Washington, D.C.
New York Clearing House Association        20429
  New York, N.Y. 10005

     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

ITEM 16. LIST OF EXHIBITS.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

          1.- A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

          4.- A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed as Exhibit 25(a) to Registration Statement No. 333-102200.)

          6.- The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

          7.- A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 14th day of June, 2005.


                                        THE BANK OF NEW YORK



                                        By:/s/Remo J. Reale
                                           ---------------------------
                                           Name:  Remo J. Reale
                                           Title: Vice President

                                                                       EXHIBIT 7
                                                                   (Page 1 of 3)


--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2005, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts
ASSETS                                                            In Thousands
Cash and balances due from depository
     institutions:
     Noninterest-bearing balances and currency
     and coin......................................................$2,292,000
     Interest-bearing balances......................................7,233,000
Securities:
     Held-to-maturity securities....................................1,831,000
     Available-for-sale securities.................................21,039,000
Federal funds sold and securities purchased
     under agreements to resell
     Federal funds sold in domestic offices.........................1,965,000
     Securities purchased under agreements to
     resell.........................................................  379,000
Loans and lease financing receivables:
     Loans and leases held for sale.................................   35,000
     Loans and leases, net of unearned
     income........................................................31,461,000
     LESS: Allowance for loan and
     lease losses...................................................  579,000
     Loans and leases, net of unearned
     income and allowance..........................................30,882,000
Trading Assets......................................................4,656,000
Premises and fixed assets (including
     capitalized leases)............................................  832,000
Other real estate owned.............................................        0
Investments in unconsolidated subsidiaries
     and associated companies.......................................  269,000
Customers' liability to this bank on
     acceptances outstanding........................................   54,000
Intangible assets:
     Goodwill ......................................................2,042,000

                                                                       EXHIBIT 7
                                                                   (Page 2 of 3)


     Other intangible assets                                          740,000
Other assets                                                        5,867,000
                                                                  -----------
Total assets                                                      $80,116,000
                                                                  ===========

LIABILITIES
Deposits:
     In domestic offices..........................................$34,241,000
     Noninterest-bearing...........................................15,330,000
     Interest-bearing..............................................18,911,000
     In foreign offices, Edge and Agreement
     subsidiaries, and IBFs........................................25,464,000
     Noninterest-bearing............................................  548,000
     Interest-bearing..............................................24,916,000
Federal funds purchased and securities sold
  under agreements to repurchase
     Federal funds purchased in domestic
     offices........................................................  735,000
     Securities sold under agreements to
     repurchase.....................................................  121,000
Trading liabilities.................................................2,780,000
Other borrowed money:
     (includes mortgage indebtedness and
     obligations under capitalized leases)                          1,560,000
Not applicable
Bank's liability on acceptances executed and
     outstanding....................................................   55,000
Subordinated notes and debentures...................................1,440,000
Other liabilities...................................................5,803,000
                                                                    ---------
Total liabilities.................................................$72,199,000
                                                                  ===========

Minority interest in consolidated
     subsidiaries...................................................  141,000

EQUITY CAPITAL
Perpetual preferred stock and related
     surplus                                                                0
Common stock                                                       $1,135,000
Surplus (exclude all surplus related to
     preferred stock)...............................................2,088,000
Retained earnings...................................................4,643,000
Accumulated other comprehensive income..............................  -90,000
Other equity capital components.....................................        0
                                                                   ----------
Total equity capital...............................................$7,776,000
                                                                   ----------

                                                                       EXHIBIT 7
                                                                   (Page 3 of 3)


Total liabilities, minority interest, and equity
     capital....................................................  $80,116,000
                                                                  ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                        Thomas J. Mastro,
                                    Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.



Thomas A. Renyi
Gerald L. Hassell
Alan R. Griffith                            Directors